Commitments and Contingencies	6 Months Ended
Sep. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 20 — COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such a claim, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable.

In the opinion of management, there were no pending or threatened claim and litigation as of March 31, 2025 and September 30, 2025, and through the issuance date of these unaudited interim consolidated financial statements.